Exhibit 10.3



                SECOND AMENDMENT OF SECURITY DOCUMENTS AGREEMENT


        SECOND AMENDMENT OF SECURITY DOCUMENTS AGREEMENT, dated as of February 7, 1996 (the "Amendment"), by and among NATIONAL RESTAURANT ENTERPRISES, INC., a Delaware corporation (the "Borrower"), NRE HOLDINGS, INC., a Delaware corporation ("Holdings"), and THE FIRST NATIONAL BANK OF BOSTON, a national banking association as agent (in such capacity, the "Agent") for the Banks (as hereinafter defined).

        WHEREAS, The Borrower, Holdings, the Agent and the Banks entered into an Amended and Restated Revolving Credit and Term Loan Agreement dated as of November 30, 1994 (as amended, the "Original Agreement") and;

        WHEREAS, the Borrower, Holdings, the Agent and the Banks have agreed to amend and restate the Original Agreement pursuant to a Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of the date hereof by and among the Borrower, Holdings, the Agent and the lending institutions from time to time listed on Schedule 1 thereto (the "Banks") (as further amended and in effect from time to time, the "Credit Agreement"); and

        WHEREAS, the Borrower and the Agent are parties to a Security Agreement dated as of September 1, 1994 (as amended by the First Amendment of Security Documents Agreement dated as of November 30, 1994 (the "First Amendment") and as further amended and in effect from time to time, the "Security Agreement"); and

        WHEREAS, the Borrower and the Agent are parties to a Stock Pledge Agreement dated as of November 21, 1995 (as amended and in effect from time to time, the "Subsidiary Stock Pledge Agreement"); and

        WHEREAS, Holdings and the Agent are parties to a Stock Pledge Agreement dated as of September 1, 1994 (as amended by the First Amendment and as further amended and in effect from time to time, the "Stock Pledge Agreement"); and

        WHEREAS, Holdings has executed and delivered to the Agent a Limited Guaranty dated as of September 1, 1994 (as amended by the First Amendment and as further amended and in effect from time to time, the "Guaranty") in favor of the Agent and the Banks; and

        WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that the Borrower and Holdings enter into this Amendment amending the terms of the Security Agreement, the Subsidiary Stock Pledge Agreement, the Stock Pledge Agreement and the Guaranty (collectively, as each document is in effect prior to the effectiveness hereof, the "Existing Security Documents");

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        NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1. CREDIT AGREEMENT REFERENCES. The parties hereto acknowledge and agree that each reference to the Original Agreement, however so defined, in the Existing Security Documents includes the Original Agreement as amended and restated pursuant to the Credit Agreement and agree that the Existing Security Documents shall be amended by (a) substituting a reference to the Credit Agreement as herein defined in place of each reference to the Original Agreement (whether referred to by the full name of the Original Agreement or by any other name which refers thereto by definition); (b) substituting for all references to specific sections of the Original Agreement references to the sections of the Credit Agreement which contain the condition precedent, covenant, notice, default or event of default, as amended, as applicable, included in such section of the Original Agreement; and (c) substituting for the definition of each capitalized term defined by reference to the Original Agreement the definition of such capitalized term set forth in the Credit Agreement, including without limitation the definition of the term "Obligations".

        2. SECURITY AGREEMENT. The parties hereto acknowledge and agree that wherever the term "Perfection Certificate" is used in the Security Agreement it shall refer to the Perfection Certificate dated as of the date hereof and delivered to the Agent pursuant to the Credit Agreement.

        3. CONTINUED VALIDITY OF SECURITY DOCUMENTS. Except as specifically amended by this Amendment, the Existing Security Documents shall remain in full force and effect, and each of the Borrower and Holdings reaffirms the continued validity of the Existing Security Documents as amended on the date hereof. Each of the Existing Security Documents and this Amendment shall be read and construed as a single agreement. All references in each of the Existing Security Documents or any related agreement or instrument to the Existing Security Documents shall hereafter refer to each of the Existing Security Documents as amended hereby.

        4. REPRESENTATIONS AND WARRANTIES. Each of the Borrower and Holdings represents and warrants that all the representations and warranties as set forth in each of the Existing Security Documents are true and correct in all material respects on and as of the date hereof. All such representations and warranties are hereby ratified, affirmed and incorporated herein by reference, with the same force and effect as though set forth herein in their entirety.

        5. DEFINITIONS. Each capitalized term used herein without specific definition shall have the same meaning herein as in the Credit Agreement.

        6.      NO WAIVER.      Nothing contained herein shall constitute a
waiver of, impair or otherwise affect any Obligations, any other obligation or the Borrower or Holdings or any right of the Agent or any Banks consequent thereon.


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        7.      COUNTERPARTS.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

        8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

        9. EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective as of the date hereof upon receipt by the Agent of counterparts of this Amendment duly executed by each of the Borrower, Holdings and the Agent and the occurrence of the Closing Date under the Credit Agreement.

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        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Security Documents to be executed by their duly authorized officers as a document under seal as of the date first set forth above.

                        NATIONAL RESTAURANT ENTERPRISES, INC.


                        By:
                        Title:


                        NRE HOLDINGS, INC.



                        By: \s A. Richard Caputo, Jr.
                        Title: Vice President


                        THE FIRST NATIONAL BANK OF
                        BOSTON, as Agent



                        By: \s A. Richard Caputo, Jr.
                        Title: Vice President

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        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Security Documents to be executed by their duly authorized officers as a document under seal as of the date first set forth above.

                                NATIONAL RESTAURANT ENTERPRISES, INC.



                                By:  \s A. Richard Caputo, Jr.
                                Title: Vice President


                                        NRE HOLDINGS, INC.



                                        By: \s A. Richard Caputo, Jr.
                                        Title: Vice President


                                        THE FIRST NATIONAL BANK OF
                                        BOSTON, As agent



                                        By: \s Gordon l. Nelson, Jr.
                                        Title: Director, Vice President

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CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF NEW YORK               )
                                ) ss
COUNTY OF NEW YORK              )

        Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 7th day of February, 1996 personally appeared \s A. Richard Caputo, Jr. to me known personally, and who, being by me duly sworn, deposes and says that s/he is the Vice President of NATIONAL RESTAURANT ENTERPRISES, INC., that being duly authorized he/she did sign and seal this instrument as such officer of and on behalf of such corporation, and that the same is such corporation's free act and deed.



                                                \s David L. Chu
                                                Notary Public
                                                My Commission Expires:



CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF NEW YORK               )
                                ) ss
COUNTY OF NEW YORK              )

        Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 7th day of February, 1996 personally appeared \s A. Richard Caputo, Jr. to me known personally, and who, being by me duly sworn, deposes and says that s/he is the Vice President of NRE HOLDINGS, INC., that being duly authorized he/she did sign and seal this instrument as such officer of and on behalf of such corporation, and that the same is such corporation's free act and deed.



                                                s\ David L. Chu
                                                Notary Public
                                                My Commission Expires: